CONFORMED COPY

                     AMENDED AND RESTATED CREDIT AGREEMENT
                           dated as of July 11, 2001
                                     among
                                 Praxair, Inc.,
                            The Banks Listed Herein
                            The Chase Manhattan Bank
                             Bank of America, N.A.
                                      and
                          Credit Suisse First Boston,
                            as Co-Syndication Agents
                                Citibank, N.A.,
                             as Documentation Agent
                                      and
                           The Chase Manhattan Bank,
                            as Administrative Agent
                  ___________________________________________
                          J.P. Morgan Securities Inc.,
                         Lead Arranger and Book Manager

                                 ______________
                         Banc of America Securities LLC
                          Credit Suisse First Boston,
                       Co-Arrangers and Co-Book Managers

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 11, 2001 among PRAXAIR, INC., the BANKS listed on the signature pages hereof, THE CHASE MANHATTAN BANK, BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, CITIBANK, N.A., as Documentation Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                             W I T N E S S E T H :

     WHEREAS, certain of the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of July 12, 2000 (the "Agreement");

     WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Note (as defined below).

     SECTION 2. Extension of the Facility. The date "July 11, 2001" in the definition of Termination Date is changed to "July 10, 2002."

     SECTION 3. Updated Representations.

     (a) Each reference to "1999" in Section 4.04(a) is changed to "2000."

     (b) Each reference to "2000" in Section 4.04(b) and (c) is changed to "2001."

     SECTION 4. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall become the Commitment Schedule referred to in the Agreement. Any Bank whose Commitment is changed to zero (a "Departing Bank") shall upon such effectiveness cease to be a Bank party to the Agreement and all accrued fees and other amounts payable under the Agreement for the account of each Departing Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each Departing Bank. Each Departing Bank shall promptly return to Borrower for cancellation the Note delivered to such Bank pursuant to the Agreement.

     SECTION 5. Changes in Agents. (a) The following definitions in Section 1.01 are amended to read as follows:

          "Agents" means the Administrative Agent, the Co-Syndication Agents and the Documentation Agent.

          "Co-Syndication Agent" means each of The Chase Manhattan Bank, Credit Suisse First Boston and Bank of America, N.A., in its capacity as co-syndication agent for the credit facility provided hereunder.

     (b) A definition of "Documentation Agent" is added to Section 1.01 as follows:

          "Documentation Agent" means Citibank, N.A. in its capacity as documentation agent in connection with the credit facility provided under this Agreement.

     (c) A new Section 7.09 is added as follows:

          SECTION 7.09. Other Agents. Neither the Documentation Agent nor any Co-Syndication Agent, in its capacity as such, shall have any duties and obligations of any kind under this Agreement.

     SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

     (a) no Default has occurred and is continuing; and

     (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

     SECTION 7. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

          (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (ii) receipt by the Administrative Agent of a duly executed Note for the New Bank (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement;

          (iii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibit E to the Agreement with reference to this Amendment and Restatement and the Agreement as amended and restated hereby; and


          (iv) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

     provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                              PRAXAIR, INC.
                              By: /s/ James S. Sawyer
                                  ----------------------------------------------
                                  Title: Chief Financial Officer

                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent, Co-Syndication
                              Agent and Bank

                              By: /s/ Stacey Haimes
                                  ----------------------------------------------
                                  Title: Vice President


                              BANK OF AMERICA, N.A.,
                              as Co-Syndication Agent and Bank

                              By: /s/ Wendy J. Gorman
                                  ----------------------------------------------
                                  Title: Principal


                              CREDIT SUISSE FIRST BOSTON,
                              as Co-Syndication Agent and Bank

                              By: /s/ Paul L. Colon
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ Vitaly G. Butenko
                                  ----------------------------------------------
                                  Title: Assistant Vice President

                              CITIBANK, N.A.,
                              as Documentation Agent and Bank

                              By: /s/ James N. Simpson
                                  ----------------------------------------------
                                  Title: Managing Director

                              Managing Agents:
                              ----------------

                              ABN-AMRO BANK NV

                              By: /s/ David A. Mandell
                                  ----------------------------------------------
                                  Title: Senior Vice President

                              By: /s/ Patricia Christy
                                  ----------------------------------------------
                                  Title: Vice President


                              BANK OF TOKYO-MITSUBISHI
                              TRUST COMPANY

                              By: /s/ Pamela Donnelly
                                  ----------------------------------------------
                                  Title: Vice President

                              BAYERISCHE HYPO-UND
                              VEREINSBANK AG, NEW YORK
                              BRANCH

                              By: /s/ Laura DePersis
                                  ----------------------------------------------
                                  Title: Director

                              By: /s/ Christine Renard
                                  ----------------------------------------------
                                  Title: Associate Director


                              COMMERZBANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES

                              By: /s/ Robert J. Donohue
                                  ----------------------------------------------
                                  Title: Senior Vice President

                              By: /s/ Peter Doyle
                                  ----------------------------------------------
                                  Title: Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By: /s/ Rene LeBlanc
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ Leo Von Reissig
                                  ----------------------------------------------
                                  Title: Vice President

                              DEUTSCHE BANK AG, NEW YORK
                              BRANCH AND/OR CAYMAN ISLANDS
                              BRANCH

                              By: /s/ Jean M. Hannigan
                                  ----------------------------------------------
                                  Title: Director

                              By: /s/ Stephanie Strohe
                                  ----------------------------------------------
                                  Title: Vice President


                              FLEET NATIONAL BANK

                              By: /s/ Jeff Lynch
                                  ----------------------------------------------
                                  Title: Managing Director


                              MERRILL LYNCH BANK USA

                              By: /s/ D. Kevin Imlay
                                  ----------------------------------------------
                                  Title: Senior Lending Officer


                              ROYAL BANK OF CANADA

                              By: /s/ Sheryl L. Greenberg
                                  ----------------------------------------------
                                  Title: Senior Manager

                              THE INDUSTRIAL BANK OF JAPAN, LTD.

                              By: /s/ John Dippo
                                  ----------------------------------------------
                                  Title: Senior Vice President


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE

                              By: /s/ Andreas Schroeter
                                  ----------------------------------------------
                                  Title: Director

                              By: /s/ Barry Wadler
                                  ----------------------------------------------
                                  Title: Associate Director

                              Co-Agents:
                              ----------

                              BANCA NAZIONALE DEL LAVORO
                              S.P.A., NEW YORK BRANCH

                              By: /s/ Frederic W. Hall
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ Leonardo Valentini
                                  ----------------------------------------------
                                  Title: First Vice President

                              CREDIT LYONNAIS NEW YORK
                              BRANCH

                              By: /s/ Deborah Bradley
                                  ----------------------------------------------
                                  Title: First Vice President


                              INTESA BCI, NEW YORK BRANCH

                              By: /s/ C. Dougherty
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ E. Bermant
                                  ----------------------------------------------
                                  Title: First Vice President/ Deputy
                                  Manager


                              MELLON BANK N.A.

                              By: /s/ Mark F. Johnston
                                  ----------------------------------------------
                                  Title: Vice President


                              THE BANK OF NEW YORK

                              By: /s/ Joanna S. Bellocq
                                  ----------------------------------------------
                                  Title: Vice President

                              SUMITOMO MITSUI BANKING
                              CORPORATION

                              By: /s/ C. Michael Garrido
                                  ----------------------------------------------
                                  Title: Senior Vice President


                              TORONTO DOMINION (TEXAS), INC.

                              By: /s/ Carolyn R. Faeth
                                  ----------------------------------------------
                                  Title: Vice President

                              Participants:
                              -------------


                              BANCA DI ROMA, NEW YORK BRANCH

                              By: /s/ Steven Paley
                                  ----------------------------------------------
                                  Title: First Vice President

                              By: /s/ Christopher Strike
                                  ----------------------------------------------
                                  Title: Assistant Vice President

                              BANCO BILBAO VIZCAYA
                              ARGENTARIA S.A.

                              By: /s/ Alberto Conde
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ John Martini
                                  ----------------------------------------------
                                  Title: Vice President


                              BANCO SANTANDER CENTRALE
                              HISPANO, S.A., NEW YORK BRANCH

                              By: /s/ Javier Guibert
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ Mathias Radmann
                                  ----------------------------------------------
                                  Title: Vice President


                              BNP PARIBAS

                              By: /s/ Paul De Keukelaere
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ Nanette Baudon
                                  ----------------------------------------------
                                  Title: Vice President

                              STANDARD CHARTERED BANK

                              By: /s/ John Biscette
                                  ----------------------------------------------
                                  Title: Vice President

                              By: /s/ Jamin Hill
                                  ----------------------------------------------
                                  Title: Senior Vice President

                              Departing Banks:
                              ----------------

                              MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK

                              By: /s/ Stacey Haimes
                                  ----------------------------------------------
                                  Title: Vice President


                              THE SANWA BANK, LIMITED

                              By: /s/ Stephen C. Small
                                  ----------------------------------------------
                                  Title: Senior Vice President and Area
                                  Manager

                               COMMITMENT SCHEDULE

Bank                                                             Commitment
----                                                             ----------

The Chase Manhattan Bank                                         $45,000,000.00

Bank of America, N.A.                                            $29,166,666.67

Credit Suisse First Boston                                       $29,166,666.67

Citibank, N.A.                                                   $29,166,666.67

Merrill Lynch Bank USA                                           $24,166,666.68

ABN-AMRO Bank NV                                                 $20,000,000.00

Bank of Tokyo-Mitsubishi Trust Company                           $20,000,000.00

Bayerische Hypo-und Vereinsbank AG, New York
Branch                                                           $20,000,000.00

Commerzbank AG, New York and Grand Cayman
Branches                                                         $20,000,000.00

Credit Agricole Indosuez                                         $20,000,000.00

Deutsche Bank AG, New York Branch and/or Cayman

Islands Branch                                                   $20,000,000.00

Fleet National Bank                                              $20,000,000.00

Royal Bank of Canada                                             $20,000,000.00

The Industrial Bank of Japan, Ltd.                               $20,000,000.00

Westdeutsche Landesbank Girozentrale                             $20,000,000.00

Banca Nazionale Del Lavoro S.P.A., New York Branch               $13,333,333.33

Credit Lyonnais New York Branch                                  $13,333,333.33

Intesa BCI, New York Branch                                      $13,333,333.33

Mellon Bank N.A.                                                 $13,333,333.33

The Bank of New York                                             $13,333,333.33

Sumitomo Mitui Banking Corporation                               $13,333,333.33

Bank                                                             Commitment
----                                                             ----------

Toronto Dominion (Texas), Inc.                                   $13,333,333.33

Banca Di Roma, New York Branch                                   $10,000,000.00

Banco Bilbao Vizcaya Argentaria S.A.                             $10,000,000.00

Banco Santander Centrale Hispano, S.A., New York

Branch                                                           $10,000,000.00

BNP Paribas                                                      $10,000,000.00

Standard Chartered Bank                                          $10,000,000.00

Morgan Guaranty Trust Company of New York                        $0.00

The Sanwa Bank, Limited                                          $0.00

Total Commitments                                                $500,000,000.00